EXHIBIT 10.48

                             FAMILY LIFE CORPORATION

                                 AMENDMENT NO. 2

                                       TO

                 9% SUBORDINATED SENIOR NOTE DATED JULY 30, 1993


     This Amendment No. 2 (this "Second Amendment") dated as of March 18, 2004, is entered into by and between Family Life Corporation (the "Company"), and Investors Life Insurance Company of North America (the "Payee"). Capitalized terms used but not defined herein shall have the meaning set forth in the Subordinated Senior Note (as hereinafter defined).

                                    RECITALS

     WHEREAS, the Company and the Payee entered into that certain Subordinated Senior Note dated July 30, 1993 in the original principal amount of $30,000,000 (the "Subordinated Senior Note");

     WHEREAS, the parties amended the Subordinated Senior Note pursuant to Amendment No. 1 dated effective as of June 12, 1996;

     WHEREAS, the Payee is an indirect wholly-owned subsidiary of Financial Industries Corporation ("FIC"), and the Company is a direct wholly-owned subsidiary of FIC; and

     WHEREAS, the Company and the Payee desire to further amend the Subordinated Senior Note (i) to better reflect the terms available for borrowing money in the financial markets and (ii) to reward the Company for its historical performance in the timely payment of its obligations under the Subordinated Senior Note.

                                    AGREEMENT

     NOW, THEREFORE, the parties agree as follows:

     A.   The Subordinated Senior Note is hereby further amended as follows:

          1. The interest rate is hereby reduced to five percent (5%) for the remainder of the term.



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          2.   The  Payment  Schedule  contained  in  Amendment  No.  1  to  the
               Subordinated Senior Note is hereby revised in its entirety to read as set forth on Exhibit A attached hereto.

     B. Except as expressly amended by Amendment No. 1 and this Second Amendment, the Subordinated Senior Note shall remain in full force and effect. None of the rights, interests and obligations existing and to exist under the Subordinated Senior Note are hereby released, diminished or impaired, and the parties hereby reaffirm all covenants, representations and warranties in the Subordinated Senior Note.

     C. For the convenience of the parties, this Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         Signatures Follow on Next Page



     IN WITNESS WHEREOF, the parties have executed this Second Amendment on this 10th day of June, 2004.


COMPANY:                                        PAYEE:

FAMILY LIFE CORPORATION                         INVESTORS LIFE INSURANCE COMPANY
                                                OF NORTH AMERICA


By:   /s/ J. Bruce Boisture                     By:    /s/ Theodore A. Fleron
     ___________________________                     ___________________________
Name:  J. Bruce Boisture                        Name:  Theodore A. Fleron
Title: Chairman and CEO                         Title: V.P. & Secretary



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                                    Exhibit A

                            Revised Payment Schedule


                                                             Unpaid Principal
    Date of Payment           Principal Amount Paid        Balance Outstanding
-----------------------      -----------------------      ----------------------

       6/12/1996                                               $30,000,000
       12/12/1996                  $  163,540                  $29,836,460
       3/12/1997                   $  163,540                  $29,672,920
       6/12/1997                   $  163,540                  $29,509,380
       9/12/1997                   $  163,540                  $29,345,840
       12/12/1997                  $  163,540                  $29,182,300
       3/12/1998                   $  163,540                  $29,018,760
       6/12/1998                   $  163,540                  $28,855,220
       9/12/1998                   $  163,540                  $28,691,680
       12/12/1998                  $  163,540                  $28,528,140
       3/12/1999                   $  163,540                  $28,364,600
       6/12/1999                   $  163,540                  $28,201,060
       9/12/1999                   $  163,540                  $28,037,520
       12/12/1999                  $  163,540                  $27,873,980
       3/12/2000                   $  163,540                  $27,710,440
       6/12/2000                   $  163,540                  $27,546,900
       9/12/2000                   $  163,540                  $27,383,360
       12/12/2000                  $  163,540                  $27,219,820
       3/12/2001                   $  163,540                  $27,056,280
       6/12/2001                   $  163,540                  $26,892,740
       9/12/2001                   $  163,540                  $26,729,200
       12/12/2001                  $1,336,458                  $25,392,742
       3/12/2002                   $1,336,458                  $24,056,284
       6/12/2002                   $1,336,458                  $22,719,826
       9/12/2002                   $1,336,458                  $21,383,368
       12/12/2002                  $1,336,458                  $20,046,910
       3/12/2003                   $1,336,458                  $18,710,452
       6/12/2003                   $1,336,458                  $17,373,994
       9/12/2003                   $1,336,458                  $16,037,536
       12/12/2003                  $1,336,458                  $14,701,078
       3/12/2004                   $1,336,458                  $13,364,620
       6/12/2004                   $        0                  $13,364,620
       9/12/2004                   $        0                  $13,364,620
       12/12/2004                  $        0                  $13,364,620
       3/12/2005                   $        0                  $13,364,620
       6/12/2005                   $        0                  $13,364,620
       9/12/2005                   $        0                  $13,364,620
       12/12/2005                  $        0                  $13,364,620
       3/12/2006                   $1,336,458                  $12,028,162
       6/12/2006                   $1,336,458                  $10,691,704
       9/12/2006                   $1,336,458                  $ 9,355,246
       12/12/2006                  $1,336,458                  $ 8,018,788
       3/12/2007                   $1,336,458                  $ 6,682,330
       6/12/2007                   $1,336,458                  $ 5,345,872
       9/12/2007                   $1,336,458                  $ 4,009,414
       12/12/2007                  $1,336,458                  $ 2,672,956
       3/12/2008                   $1,336,458                  $ 1,336,498
       6/12/2008                   $1,336,498                  $         0



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